UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2003

LASALLE HOTEL PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland	1-14045	36-4219376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Bethesda, Maryland	20814
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code 301/941-1500

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is included with this Report:

Exhibit 99         Press release dated February 19, 2003 issued by LaSalle Hotel Properties.

ITEM 9.     REGULATION FD DISCLOSURE

On February 19, 2003, LaSalle Hotel Properties issued a press release announcing its results for the quarter and year ended December 31, 2002 and its outlook for 2003. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE HOTEL PROPERTIES

Dated: February 19, 2003	BY:	/s/ HANS WEGER
Hans Weger
Executive Vice President, Treasurer and
Chief Financial Officer
(Authorized Officer and Principal Financial
and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated February 19, 2003 issued by LaSalle Hotel Properties.

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